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                                                                     EXHIBIT 3.2


                                     BYLAWS

                                       OF

                    COMMUNITY FINANCIAL HOLDING COMPANY, INC.



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                                    BYLAWS OF

                    COMMUNITY FINANCIAL HOLDING COMPANY, INC.


                                   ARTICLE I.

                                    OFFICES

         SECTION 1. REGISTERED OFFICE. The registered office shall be in the State of Georgia, County of Gwinnett. The Board of Directors from time to time may change the address of the registered office, which may be, but need not be, the principal office of the Corporation.

         SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Georgia as the Board of Directors may from time to time determine and the business of the Corporation may require or make desirable.

                                   ARTICLE II.

                            MEETINGS OF SHAREHOLDERS

         SECTION 1. PLACE OF MEETING. All meetings of the Shareholders may be held either within or without the State of Georgia, but in the absence of notice to the contrary Shareholders' meetings shall be held at the principal office of the Corporation.

         SECTION 2. ANNUAL MEETINGS. The Annual Meeting of the Shareholders shall be held annually within six (6) months after the end of each fiscal year of the Corporation. Failure to hold the Annual Meeting as aforesaid shall not work a forfeiture or dissolution of the Corporation nor shall such failure affect otherwise valid corporate acts.

         SECTION 3. SPECIAL MEETINGS. Special Meetings of the Shareholders shall be called (a) by the President, Chairman of the Board or Secretary and by the President or Secretary when so directed by the Board of Directors, or (b) upon the written request of the holders of at least twenty-five percent (25%), or such greater or lesser percentage as may be provided in the Articles of Incorporation, of all the votes entitled to be cast on any issue proposed to be considered at the proposed Special Meeting; provided, however, such written request shall be signed and dated by such holders and delivered to the Corporation and, further provided, such written request shall set forth the purpose or purposes for which such meeting is to be held, or (c) if the Corporation has 100 or fewer shareholders of record, upon written request of the holders of at least twenty-five percent (25%), or such lesser percentage as may be provided in the Articles of Incorporation, of all the votes entitled to be cast on any issue to be considered at the proposed Special Meeting; provided, however, such written request shall be signed and dated by such holders and delivered to the Corporation and, further provided, such written request shall set forth the purpose or purposes for which such meeting is to be held. Business transacted at such Special Meetings shall be restricted to the purpose or purposes stated in the notice.

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         SECTION 4. NOTICE OF MEETINGS. The Corporation shall give notice stating the date, time and place of each Shareholders' Meeting, whether special or annual, not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall be in writing unless oral notice is reasonable under the circumstances and may be communicated in person, by telephone, telegraph, teletype, or other form of wire or wireless communication, or by mail or private carrier, to each Shareholder of record entitled to vote at such meeting, at such address as last appears on the books of the Corporation. In the case of a Special Meeting, the notice of the meeting must include a description of purpose or purposes for which the meeting is called. Notice of any adjourned meeting need not be given otherwise than by announcement at the meeting, at which the adjournment is taken; provided however, if a new record date for the adjourned meeting is or must be fixed pursuant to Section 11 of Article II of these Bylaws, notice of the adjourned meeting shall be given to persons who are Shareholders as of the new record date. For the purpose of these Bylaws, when notice is delivered by mail, notice of a meeting is deemed to be given upon deposit of the written notice in the United States mail, properly addressed with adequate prepaid postage thereon.

         SECTION 5. WAIVER OF NOTICE. Any Shareholder may waive notice of any meeting, whether special or annual, either before, at or after the meeting, and a Shareholder's attendance at a meeting, either in person or by proxy, shall of itself constitute a waiver of notice and waiver of any and all objections to the date, time, place, manner of calling, or consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, except when the Shareholder attends the meeting solely for the purpose of stating such objection. However, any waiver of the notice of a meeting of Shareholders required with respect to an amendment of the Articles of Incorporation, a plan of merger or share exchange, a sale of assets, or any other action which would entitle the Shareholder to dissent pursuant to O.C.G.A. ss. 14-2-1302 and obtain payment for his shares shall not be effective except upon compliance with the provisions of O.C.G.A. ss. 14-2-706(c).

         SECTION 6. VOTING GROUP. A Voting Group means all shares of one or more classes or series that under the Articles of Incorporation or the Georgia Business Corporation Code ("Code") are entitled to vote and be counted together collectively on a matter at a meeting of the Shareholders. All shares entitled by the Articles of Incorporation or the Code to vote generally on the matter are for that purpose a single Voting Group. If the Articles of Incorporation or the Code provide for voting by a single Voting Group on a matter, action on that matter is taken when voted upon by that Voting Group as provided in Section 7. If the Articles of Incorporation or the Code provide for voting by two or more Voting Groups on a matter, action on that matter is taken only when voted upon by each of those Voting Groups counted separately as provided in Section 7. Action may be taken by one Voting Group on a matter even though no action is taken by another Voting Group entitled to vote on the matter.

         SECTION 7. QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereon, represented in person or by proxy, shall constitute a quorum at a meeting of the Shareholders and shall be requisite for the transaction of business except as otherwise provided by law or these Bylaws. If, however, such quorum shall not be represented in


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person or by proxy at any meeting of the Shareholders, a majority of such shares as are represented in person or by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, as required by law, until a quorum shall be represented in person or by proxy. At such reconvened meeting at which a quorum shall be represented, any business may be transacted which might have been transacted at the meeting as originally convened.

         Shares entitled to vote as a separate Voting Group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation provide otherwise, a majority of the votes entitled to be cast on the matter by the Voting Group constitutes a quorum of that Voting Group for action on that matter. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting. If a quorum exists, action on a matter (other than the election of Directors) by a Voting Group is approved if the votes cast within the Voting Group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, these Bylaws or the Code requires a greater number of affirmative votes.

         SECTION 8. VOTING. When a quorum is represented at any meeting, the vote of the holders of a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, shall determine any matter brought before the meeting, except that if the question is one upon which, by express provision of the statute or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Except as otherwise provided for in the Articles of Incorporation, each outstanding share having voting rights shall be entitled to one vote on each matter submitted to a vote at a Shareholders' Meeting. At any meeting of the Shareholders, each Shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed to by the Shareholder and bearing a date not more than eleven (11) months prior to such meeting, unless such instrument provides for a longer period.

         SECTION 9. ACTION OF SHAREHOLDERS WITHOUT A MEETING. Any action required to be taken at a meeting of the Shareholders, or any action which may be taken at a meeting of the Shareholders, may be taken without a meeting if written consent and approval, setting forth the date of signature and the action authorized, shall be signed and dated by all Shareholders entitled to vote on such action or, if so provided in the Articles of Incorporation, any persons who would be entitled to vote at a meeting those shares having voting power to cast not less than the minimum number (or numbers, in the case of voting by groups) of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote were present and voted, provided that action by less than unanimous written consent may not be taken with respect to any election of Directors as to which Shareholders would be entitled to cumulative voting. Such approval and consent so filed shall have the same effect as a unanimous vote of the Shareholders at a Special Meeting called for considering the action authorized. However, no such majority written consent shall be effective except upon compliance with the provisions of O.C.G.A. ss. 14-2-704(b).


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         SECTION 10. REMOVAL OF DIRECTORS. At any meeting of Shareholders with respect to which notice of such purpose has been given, one or more Directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares entitled to vote at an election of Directors; provided, however, if cumulative voting is required for the election of Directors, then a Director may only be removed if the votes cast against his removal would be sufficient to elect him when cumulatively voted at an election of the entire Board of Directors. If a Director is elected by a Voting Group of Shareholders, only the Shareholders of that Voting Group may participate in the vote to remove the Director. If the Directors have staggered terms, Directors may be removed only for cause unless the Articles of Incorporation provide otherwise. A removed Director's successor may be elected at the same meeting to serve the unexpired term.

         SECTION 11. RECORD DATE. For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or in order to make a determination of Shareholders for any other proper purpose, the Board of Directors of the Corporation may fix in advance a date as the record date not more than seventy (70) days before the meeting or action requiring a determination of Shareholders. When a determination of Shareholders entitled to notice of or to vote at any meeting of Shareholders has been made as provided in this Section 11, such determination shall apply to any adjournment and reconvened meeting thereof, unless the Board of Directors sets a new record date under this section for the reconvened meeting. If the adjournment is for a date more than 120 days after the date fixed for the original meeting, a new record date must be fixed.

                                  ARTICLE III.

                               BOARD OF DIRECTORS

         SECTION 1. GENERAL POWERS. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors. In addition to the powers and authority expressly conferred upon it by these Bylaws, the Board of Directors shall exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by any legal agreement among Shareholders, by the Articles of Incorporation, or by these Bylaws directed or required to be exercised or done by the Shareholders.

         SECTION 2. NUMBER AND ELECTION. The Board of Directors of the Corporation shall consist of not less than one (1) nor more than twenty-five
(25) individuals. The precise number of Directors shall be fixed by resolution of either the Shareholders or the Board of Directors from time to time. The Directors shall be elected at the Annual Meeting of the Shareholders by a plurality of the votes cast by the shares represented in person or by proxy, except that succeeding Directors may be elected at a Special Meeting of the Shareholders and as provided in Section 10 of Article II. Directors need not be Shareholders.

         SECTION 3. TERM OF OFFICE. Each Director (whether elected at an Annual Meeting of Shareholders or otherwise) shall hold office until the Annual Meeting of Shareholders held next after his election, and thereafter until his successor shall have been duly elected and qualified or


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until his earlier death, resignation, removal, retirement or disqualification.
The terms of all Directors shall expire at the next Annual Meeting of Shareholders following their election. Despite the expiration of a Director's term, the Director shall continue to serve until a successor is elected and qualifies, or until there is a decrease in the number of Directors.

         SECTION 4. VACANCY. Any vacancy occurring in the Board of Directors by death, resignation, retirement, disqualification, increase in the number of Directors or otherwise may be filled by the first to take action of (a) the Shareholders, or (b) the Board of Directors, and if the Directors remaining in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. If a vacancy occurs as provided for in Section 10 of Article II, such vacancy may be filled as provided for in such section. If the vacant office was held by a Director elected by a Voting Group of Shareholders, only the holders of shares of that Voting Group or the remaining Directors elected by that Voting Group are entitled to fill the vacancy.

         SECTION 5. MEETINGS OF THE BOARD OF DIRECTORS. The first meeting of each newly elected Board of Directors shall follow immediately after the Annual Meeting of the Shareholders and be held at the same place as the Annual Meeting of the Shareholders, or may be held at such time and place as shall be fixed by the consent in writing of all the Directors. No notice of such meeting to the newly elected Directors shall be necessary in order legally to constitute a meeting of the Board of Directors, provided a quorum shall be present. Special Meetings of the Board of Directors may be called by the Chairman of the Board or the President and may be held at any reasonable place and time and for any purpose. Special Meetings shall also be called upon request in writing of two
(2) Directors of the Corporation and may be held at any time on written waiver of notice or by the consent of all the Directors.

         SECTION 6. NOTICE OF MEETINGS. Unless the Articles of Incorporation provide otherwise, regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting. Unless the Articles of Incorporation provide otherwise, every Special Meeting shall be preceded by at least two (2) days' notice of the date, time and place of the meeting. Such notice shall be in writing unless oral notice is reasonable under the circumstances, and may be communicated in person, by telephone, telegraph, teletype, telecopy, or other forms of wire or wireless communication, or by mail or private carrier. Such notice need not specify the purpose of the Special Meeting of the Board unless required by the Articles of Incorporation. For the purpose of these Bylaws, when notice is delivered by mail, notice of a meeting is deemed to be given two (2) days after deposit of the written notice in the United States mail, properly addressed with adequate prepaid postage thereon.

         SECTION 7. WAIVER OF NOTICE. A Director may waive notice of any meeting either before, at or after the meeting stated in the notice. Except as specified herein, the waiver must be in writing, signed by the Director entitled to notice, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A Director's attendance at or participation in a meeting waives any required notice to the Director of the meeting unless the Director at the beginning of the meeting (or promptly upon arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.


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         SECTION 8. PLACE OF MEETINGS. The Directors may hold their meetings at the principal office of the Corporation or at such other place or places, either in the State of Georgia or elsewhere, as they may from time to time determine.

         SECTION 9. PARTICIPATION BY COMMUNICATION. Unless the Articles of Incorporation provide otherwise, the Board of Directors may permit any or all Directors to participate in a regular or special meeting by, or conduct the meeting through the use of any means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means is deemed to be present in person at the meeting.

         SECTION 10. QUORUM. Unless a greater number is required by the Articles of Incorporation or the Code, a majority of the Directors in office immediately before the meeting begins shall constitute a quorum of the Board of Directors. If a quorum shall not be present at any meeting of the Directors, the Directors present thereat may adjourn the meeting from time to time until such time as a quorum shall be present. Notice of any adjourned meeting need only be given by announcement at the meeting at which the adjournment is taken. At such reconvened meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally convened.

         SECTION 11. VOTING. If a quorum is present when a vote is taken, the affirmative vote of a majority of the Directors present is the act of the Board of Directors unless the Articles of Incorporation or the Code requires the vote of a greater number of Directors.

         SECTION 12. ACTION WITHOUT A MEETING. Unless the Articles of Incorporation provide otherwise, action required or permitted to be taken at a Board of Directors' meeting may be taken without a meeting if the action is taken by all members of the Board of Directors. The action must be evidenced by one or more written consents describing the action taken, signed by each Director, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

         SECTION 13. COMPENSATION OF DIRECTORS. Unless the Articles of Incorporation provide otherwise, the Board of Directors may fix the compensation of Directors.

         SECTION 14. SPECIFIC POWERS OF DIRECTORS. The Board of Directors shall also have power:

         (a) to purchase or otherwise acquire property, rights, or privileges for the Corporation, which the Corporation has power to make, at such prices and on such terms as the Board of Directors may deem proper;

         (b) to pay for such property, rights or privileges in whole or in part with money, stocks, bonds, debentures or other securities of the Corporation, or by the delivery of other property of the Corporation;

         (c) to create, make and issue mortgages, bonds, deeds of trust, trust agreements and negotiable or transferable instruments and securities, secured by mortgages or otherwise, and to do every act and thing necessary to effectuate the same;


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         (d)      to elect the corporate officers and fix their salaries, to appoint employees and trustees, and to dismiss them at its discretion, to fix their duties and emoluments, and to change them from time to time, and to require security as it may deem proper;

         (e) to confer on any officer of the Corporation the power of selecting, discharging or suspending such employees; and

         (f) to determine by whom and in what manner the Corporation's bills, notes, receipts, acceptances, endorsements, checks, releases, contracts, or other documents shall be signed.

                                   ARTICLE IV.

                                   COMMITTEES

         SECTION 1. APPOINTING COMMITTEES. Unless the Articles of Incorporation provide otherwise, the Board of Directors may create one (1) or more committees and appoint members of the Board of Directors to serve on them. Each committee may have one (1) or more members, who serve at the pleasure of the Board of Directors.

         SECTION 2. POWERS OF COMMITTEES. To the extent specified by the Board of Directors or in the Articles of Incorporation, each committee may exercise the authority granted to the Board of Directors, except that a committee may not:

         (a) approve or propose to Shareholders an action that the Code requires to be approved by Shareholders;

         (b) fill vacancies on the Board of Directors or on any of its committees;

         (c) amend the Articles of Incorporation pursuant to O.C.G.A.ss. 14-2-1002;

         (d)      adopt, amend, or repeal Bylaws; or

         (e)      approve a plan of merger not requiring Shareholder approval.

         SECTION 3. COMMITTEE MEETINGS, QUORUM AND VOTING. Sections 6, 7, 8, 9, 10, 11 and 12 of Article III of these Bylaws which govern meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the Board of Directors, apply to committees and their members.

         SECTION 4. REMOVAL FROM COMMITTEES. The Board of Directors shall have power at any given time to remove any member of any committee, with or without cause, and to fill vacancies in and to dissolve any such committee.


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         SECTION 5. EXECUTIVE COMMITTEE. The Board of Directors may, from time to time by majority vote of the Directors, elect one (1) or more Directors as an Executive Committee to serve until its authority is revoked or its membership is changed by a majority vote of the Directors. During the intervals between the meetings of the Board of Directors, the Executive Committee may exercise all of the powers of the Board of Directors in the management of the business affairs of the Corporation, including all powers herein or in the Articles of Incorporation specifically granted to the Board of Directors, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that the Executive Committee shall not have the power to amend or repeal any resolution of the Board of Directors that by its terms shall not be subject to amendment or repeal by the Executive Committee, and the Executive Committee shall not have the authority of the Board of Directors in reference to:

         (a) Amending the Articles of Incorporation or Bylaws of the Corporation;

         (b)      Adopting a plan of merger or consolidation;

         (c) Accomplishing the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Corporation; or

         (d) Adopting a voluntary dissolution of the Corporation or a revocation of any such voluntary dissolution.

         SECTION 6. COMPENSATION COMMITTEE. The Board of Directors may, from time to time by a majority vote of the Directors, elect one or more Directors as a Compensation Committee to serve until its authority is revoked or its membership is changed by a majority vote of the Directors. The Compensation Committee shall have the power and authority to formulate, review and recommend to the full Board of Directors compensation proposals with respect to the following matters, provided the Compensation Committee may consult the President or an officer of the Corporation with regard to compensation issues:

         (a) All forms of compensation for Directors and officers of the Corporation, including the form and amount of current salary, deferred salary, cash and non-cash benefits and salary plans for other employees of the Corporation;

         (b) Statutory and nonstatutory stock options, stock appreciation rights, phantom stock rights, and any other form of current or deferred compensation payable in the form of the Corporation's stock and/or payable with respect to the current or future value of the Corporation's stock; and

         (c) Corporate perquisites including special benefits to be considered within general corporate policies, establishment of categories of management personnel to whom benefits will be provided or who will be permitted to use benefits, and determination of special benefits on a case by case basis.

         The Compensation Committee shall consist of one or more members of the Board of Directors who shall serve until such time as their successors are elected to the Compensation Committee or such time as such person ceases being a member of the Board of Directors or the



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Compensation Committee. Any action of the Compensation Committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of all of the members of the Committee. The members of the Compensation Committee shall be empowered to participate in a meeting of such Committee by means of conference telephone or similar communications equipment through which all persons participating at the meeting can hear each other.

         The Compensation Committee shall keep minutes of its meetings which minutes shall be reviewed by the Board of Directors and inserted in the Corporation's records.

         SECTION 7. AUDIT COMMITTEE. The Board of Directors may, from time to time by a majority vote of the Directors, elect one or more Directors as an Audit Committee to serve until its authority is revoked or its membership is changed by a majority of the Directors. The Board may designate persons other than Directors to serve as non-voting members of this Committee. The Audit Committee shall:

         (a) recommend to the full Board of Directors the selection of the Corporation's independent accountants;

         (b) review the Corporation's financial statements and the report thereon issued by the Corporation's independent accountants;

         (c)      review financial reporting procedures for the Corporation;

         (d)      evaluate internal controls of the Corporation;

         (e) assess the performance of the Corporation's independent auditors; and

         (f) perform such other tasks as may be designated by a majority of the Directors or as required by applicable state and federal laws and regulations.

         Any action of the Audit Committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of all of the members of the Committee. Further, the members of the Audit Committee shall be empowered to participate in a meeting of such Committee by means of a conference telephone or similar communications equipment through which all persons participating at the meeting can hear each other.

         The Audit Committee shall keep minutes of its meetings which minutes shall be reviewed by the Board of Directors and inserted in the Corporation's records.



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                                   ARTICLE V.

                                    OFFICERS

         SECTION 1. NUMBER. The officers of the Corporation shall be designated and elected by the Board of Directors with such responsibilities and duties as may be designated by the Board of Directors consistent with this Article V. The Board of Directors shall elect at least one officer who shall be responsible for preparing minutes of the Directors' and Shareholders' meetings and for authenticating records of the Corporation. Any two or more offices may be held by the same person. No officer need be a Shareholder.

         SECTION 2. ELECTION AND TERM. All officers shall be appointed by the Board of Directors or by a duly appointed officer pursuant to this Article V and shall serve at the pleasure of the Board of Directors and the appointing officers as the case may be. All officers, however appointed, may be removed with or without cause by the Board of Directors and any officer appointed by another officer may also be removed by the appointing officer with or without cause.

         SECTION 3. SALARIES. The salaries and compensation of all officers appointed by the Board of Directors shall be fixed by the Board of Directors, unless the Directors delegate such power to any officer or officers. Any payment made to an officer of the Corporation such as salary, commission, bonus, interest, or rent, or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer to the Corporation to the full extent of such disallowance. It shall be the duty of the Directors, as a Board, to enforce payment of each amount disallowed. In lieu of payment by the officer, subject to the determination of the Directors, proportionate amounts may be withheld from his or her future compensation payments until the amount owed to the Corporation has been recovered.

         SECTION 4. CHAIRMAN OF THE BOARD. The Chairman of the Board, if one shall so be elected, shall preside at all meetings of the Board of Directors. He shall be an executive and operating officer of the Corporation, and he shall share with the President the general supervision and administration over all the Corporation's affairs and shall have the same powers specifically given to the President herein.

         SECTION 5. PRESIDENT.

         (a) The President, if one shall be so elected, shall preside at all meetings of the Shareholders; in the absence of a Chairman, he shall preside at all meetings of the Board of Directors; he shall be the chief executive and operating officer of the Corporation and shall have general and active management of the business of the Corporation, and shall exercise general supervision and administration over all of its affairs with power to make all contracts in the conduct of the regular and ordinary business of the Corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

         (b) The President shall execute deeds, bonds, notes, mortgages and other contracts on behalf of the Corporation.

         (c) The President shall be ex-officio a member of all standing committees and shall have the general powers and duties of supervision and management usually vested in the office of the President of a corporation.


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         (d)      The President may appoint and discharge agents and employees of the Corporation and fix their compensation subject to the general supervisory power of the Board of Directors, and do and perform such other duties as from time to time may be assigned to the President by the Board of Directors and as may be authorized by law. The President may from time to time appoint one or more Assistant Secretaries of the Corporation.

         SECTION 6. VICE PRESIDENT. The Vice President, if one shall so be elected, shall, in the absence or disability of the President, perform all of the duties and exercise all of the powers of the President and shall perform such other duties as the Board of Directors shall request or delegate. If there is more than one (1) Vice President, the one designated by the Board of Directors shall act in the absence of the President.

         SECTION 7. SECRETARY. The Secretary, if one shall so be elected, shall keep accurate records of the acts and proceedings of all meetings of Shareholders, Directors and committees of Directors. The Secretary shall give, or cause to be given, notice of all meetings of the Shareholders and any meetings of the Board of Directors, and other notices required by law or these Bylaws, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. The Secretary shall keep in safe custody the seal of the Corporation, and the Secretary or any other officer may affix the same to any instrument requiring it and, when so affixed, it may be attested by the Secretary's signature or by the signature of an Assistant Secretary. Notwithstanding the foregoing, unless otherwise required by law or the Code, the seal of the Corporation need not be affixed to any documents or instruments, nor must the Secretary or Assistant Secretary attest any such document or instrument. In the absence or disability of the Secretary or at the direction of the President, any Assistant Secretary or other officer designated by the Board of Directors may perform the duties and exercise the powers of the Secretary.

         SECTION 8. TREASURER.

         (a) The Treasurer, if one shall so be elected, shall have custody of and be responsible for all funds and securities, receipts and disbursements of the Corporation, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited, all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

         (b) The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors or by the President, taking proper vouchers for such disbursements, and shall render to the President and Directors, whenever they may require it, an account of all transactions as Treasurer and of the financial condition of the Corporation, and at the regular meeting of the Board of Directors next preceding the Annual Shareholders' Meeting, a like report for the preceding year.

         (c) The Treasurer shall keep an account of stock registered and transferred in such manner and subject to such regulations as the Board of Directors may prescribe.

         (d) The Treasurer shall give the Corporation a bond, if required by the Board of Directors, in such sum and in form and with security satisfactory to the Board of Directors for the faithful performance of the duties of the office and the restoration to the Corporation in case of the Treasurer's death, resignation or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession of the Treasurer, belonging to the Corporation. The Treasurer shall perform such other duties as the Board of Directors may from time to time prescribe or require.

         SECTION 9. DUTIES OF OFFICERS MAY BE DELEGATED. In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer, or to any Director, a majority of the entire Board of Directors concurring therein.

                                   ARTICLE VI.

             CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS AND DOCUMENTS

         SECTION 1. EXECUTION OF CONTRACTS AND DOCUMENTS. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers or agent or agents of the Corporation to enter into any contract or execute and deliver any instrument in the name and on the behalf of the Corporation, and such authority may be general or confined to specific instances, and unless so authorized by the Board of Directors or by an officer or committee to whom the power to prescribe such authority is delegated pursuant to the provisions of these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for damages, whether monetary or otherwise, for any purpose or for any amount.

         SECTION 2. LOANS. No loan shall be contracted on behalf of the Corporation, and no negotiable paper shall be issued in its name, unless authorized by the Board of Directors. When so authorized, any officer or agent of the Corporation may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes or other evidence of indebtedness of the Corporation, and when authorized as aforesaid, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation may mortgage, pledge, hypothecate or transfer any real or personal property at any time held by the Corporation and to that end execute instruments of mortgage or pledge or otherwise transfer said property. Such authority may be general or confined to specific instances.

         SECTION 3. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the President or such other person or persons and in such manner as shall, from time to time, be determined by the Board of Directors.

         SECTION 4. DEPOSITS. All funds of the Corporation shall be deposited to the credit of the Corporation under such conditions and in such banks, trust companies or other depositories as the Board of Directors may designate or as may be designated by an officer or officers or agent or agents of the Corporation to whom such power may, from time to time, be determined by the Board of Directors.

         SECTION 5. PROXIES. Unless otherwise provided by the Board of Directors, the President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation in the name and on behalf of the Corporation to cast the vote which the Corporation may be entitled to cast as a Shareholder or otherwise in any other corporation any of the stock or other securities of which is held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, and may instruct the person or persons so appointed as to the manner of casting such vote or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation such written proxies or other instruments as the President may deem necessary or proper in the premises.

         SECTION 6. CONFLICTING INTEREST TRANSACTIONS OF DIRECTORS OR OFFICERS. Contracts and transactions of the Corporation in which a Director or officer may have a conflicting interest (as such term is defined in O.C.G.A.ss. 14-2-860) shall not be voidable solely because of the involvement or vote of such Director or officer provided compliance with the provisions of O.C.G.A.ss.ss. 14-2-860 through 14-2-864.

                                  ARTICLE VII.

                               SHARE CERTIFICATES

         SECTION 1. AUTHORIZATION AND ISSUANCE OF SHARES. In accordance with the Code, the Board of Directors may authorize shares of any class or series provided for in the Articles of Incorporation to be issued for any consideration valid under the provisions of the Code. To the extent provided in the Articles of Incorporation, the Board of Directors shall determine the preferences, limitations, and relative rights of the shares.

         SECTION 2. SHARE CERTIFICATES. All shares issued by the Corporation shall be evidenced by a certificate or certificates. Each certificate of stock of the Corporation shall be numbered, shall be entered in the books of the Corporation, and shall be signed, either manually or in facsimile, by any one of the President, a Vice President, the Secretary, or the Treasurer or such other officer or officers as designated to sign such certificates, from time to time, by the Board of Directors. In any case in which any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be such officer or officers. If a share certificate is signed in facsimile, then it shall be countersigned by a transfer agent or registered by a registrar other than the Corporation itself or an employee of the Corporation. The corporate seal need not be affixed to the share certificate. Each certificate representing shares shall set forth upon the face thereof:

         (a)      The name of the Corporation;

         (b) That the Corporation is organized under the laws of the State of Georgia;

         (c)      The name of the person to whom issued; and

         (d) The number and class of shares and the designation of the series, if any, such certificate represents.

         SECTION 3. RECORD OF SHAREHOLDERS. The Corporation shall keep a record of the Shareholders of the Corporation which readily shows, in alphabetical order or by alphabetical index, and by classes of stock, the names of the Shareholders, including those Shareholders entitled to vote, with the address of and the number of shares held by each.

         SECTION 4. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         SECTION 5. TRANSFERS OF STOCK. The transfers of stock shall be made on the books of the Corporation by the holder thereof, or by an attorney lawfully constituted in writing, and upon surrender of the certificate therefor, or in the case of a certificate alleged to have been lost, stolen or destroyed, upon compliance with the provisions of Section 4 of this Article VII of these Bylaws.

         SECTION 6. REGISTERED SHAREHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by laws of the state of incorporation.

         SECTION 7. FRACTIONAL SHARES OR SCRIP. The Board of Directors may:

         (a) issue fractions of a share or pay in money the value of fractions of a share;

         (b) arrange for disposition of fractional shares by or for the account of the Shareholders;

         (c) issue scrip in registered or bearer form entitling the holder to receive a full share upon surrendering enough scrip to equal the full share.

         Each certificate representing scrip shall be conspicuously labeled "scrip" and shall contain the information required by O.C.G.A. ss. 14-2-625(b). Holders of fractional shares shall be entitled to exercise the rights of a Shareholder, including the right to vote, to receive dividends, and to participate in the assets of the Corporation upon liquidation. Holders of scrip shall not, unless expressly authorized by the Board of Directors, be entitled to exercise any rights of a Shareholder of the Corporation, including voting rights, dividends, and the right to participate in distribution of assets of the Corporation in the event of liquidation. The Board of Directors may authorize the issuance of scrip subject to any condition considered desirable, including:
(i) that the scrip will become void if not exchanged for full shares before a specified date and (ii) that the shares for which the scrip is exchangeable may be sold and the proceeds paid to the scripholders.

                                  ARTICLE VIII.

                                 INDEMNIFICATION

         SECTION 1. DEFINITIONS. As used in this Article VIII, the term:

         (a) "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         (b) "Director" or "officer" means an individual who is or was a director or officer, respectively, of the Corporation or who, while a director or officer of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other entity. A director or officer is considered to be serving an employee benefit plan at the Corporation's request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, the director or officer to the plan or to participants in or beneficiaries of the plan. Director or officer includes, unless the context requires otherwise, the estate or personal representative of a director or officer.

         (c) "Disinterested director" means a director who at the time of a vote is not a party to the proceeding or an individual having familial, financial, professional, or employment relationship with the director whose indemnification or advance for expenses is the subject of the decision being made with respect to the proceeding, which relationship would, in the circumstances, reasonably be expected to exert an influence on the director's judgment when voting on the decision being made.

         (d)      "Expenses" include counsel fees.

         (e) "Liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding.

         (f) "Official capacity" means when used with respect to a director, the office of director in the Corporation, or when used with respect to an officer, the office in the Corporation held by the officer. Official capacity does not include service for any other domestic or foreign corporation or any partnership, joint venture, trust, employee benefit plan, or other entity.

         (g) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

         (h) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

         SECTION 2. AUTHORITY TO INDEMNIFY.

         (a) Except as otherwise provided in this Section 2, the Corporation shall indemnify an individual who is made a party to a proceeding because he or she is or was a director against liability incurred by him or her in the proceeding if such individual conducted himself or herself in good faith, and such individual reasonably believed:

                  (1) In the case of conduct in his or her official capacity, that such conduct was in the best interests of the Corporation;

                  (2) In all other cases, that such conduct was at least not opposed to the best interests of the Corporation; and

                  (3) In the case of any criminal proceeding, that the individual had no reasonable cause to believe such conduct was unlawful.

         (b) An individual's conduct with respect to an employee benefit plan for a purpose he or she believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection
                  (a) of this Section 2.

         (c) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, be determinative that an individual did not meet the standard of conduct set forth in this Section 2.

         (d)      The Corporation shall not indemnify an individual under this
                  Article VIII:

                  (1) In connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the individual has met the relevant standard of conduct under this Section 2; or

                  (2) In connection with any other proceeding with respect to conduct for which the individual was adjudged liable on the basis that personal benefit was improperly received by such individual, whether or not involving action in his or her official capacity, and then only to the extent that, a court of competent jurisdiction determines pursuant to O.C.G.A. ss. 14-2-854 that in view of the circumstances of the case, such individual is fairly and reasonably entitled to indemnification.

         SECTION 3. ADVANCE FOR EXPENSES.

         (a) The Corporation shall, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding because he or she is a director if he or she delivers to the corporation:

                  (1) A written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 2 of these bylaws or that the proceeding involves conduct for which liability has been eliminated under the Corporation's Articles of Incorporation; and

                  (2) His or her written undertaking to repay any funds advanced if it is ultimately determined that the individual is not entitled to indemnification under this Article VIII.

         (b) The undertaking required by paragraph (2) of subsection (a) of this Section 3 must be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

         (c)      Authorizations under this Section 3 shall be made:

                  (1)      By the Corporation's Board of Directors:

                           (A) When there are two or more disinterested directors, by a majority vote of all the disinterested directors (a majority of whom shall for such purpose constitute a quorum) or by a majority of the members of a committee with two or more disinterested directors appointed by such a vote; or

                           (B) When there are fewer than two disinterested directors, by the vote necessary for action by the Board in accordance with subsection
                                    (c) of O.C.G.A. ss. 14-2-824, in which
                                    authorization directors who do not qualify as disinterested directors may participate; or

                  (2) By the shareholders, but shares owned or voted under the control of a director who at the time does not qualify as a disinterested director with respect to the proceeding may not be voted on the authorization.

         SECTION 4. COURT-ORDERED INDEMNIFICATION AND ADVANCES FOR EXPENSES.

         (a) An individual who is a party to a proceeding because he or she is a director or officer may apply for indemnification or advance for expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice it considers necessary, the court shall:

                  (1) Order indemnification or advance for expenses if it determines that the individual is entitled to indemnification; or

                  (2) Order indemnification or advance for expenses if it determines, in view of all the relevant circumstances, that it is fair and reasonable to indemnify the individual or to advance expenses to the individual, even if the individual has not met the relevant standard of conduct set forth in Section 2 of these bylaws, failed to comply with Section 3 of these bylaws, or was adjudged liable in a proceeding referred to in Section 2 of these bylaws, but if the individual was adjudged so liable, the indemnification is limited to reasonable expenses incurred in connection with the proceeding.

         (b) If the court determines that the individual is entitled to indemnification or advance for expense under this Section 4, it may also order the Corporation to pay the individual's reasonable expenses to obtain court-ordered indemnification or advance for expenses.

         SECTION 5. DETERMINATION AND AUTHORIZATION OF INDEMNIFICATION.

         (a) The Corporation shall not indemnify a director under Section 2 of this Article VIII above unless authorized thereunder and a determination has been made for a specific proceeding that indemnification of such individual is permissible in the circumstances because he or she has met the relevant standard of conduct set forth in Section 2 of this Article VIII; provided, however, that regardless of the result or absence of any such determination, to the extent that such individual has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she is or was a director, the Corporation shall indemnify such individual against reasonable expenses incurred by him or her in connection therewith.

         (b) The determination specified in subsection (a) of this Section 5 shall be made:

                  (1) If there are two or more disinterested directors, by the Board of Directors by majority vote of all disinterested directors (a majority of whom shall for such purpose constitute a quorum) or by a majority of the members of a committee of two or more disinterested directors appointed by such a vote;

                  (2)      By special legal counsel:

                           (A) Selected in the manner prescribed in paragraph (1) of this subsection (b) of this
                                    Section 5; or

                           (B) If there are fewer than two disinterested directors, selected by the Board of Directors (in which selection directors who do not qualify as disinterested directors may participate); or

                  (3) By the shareholders, but shares owned by or voted under the control of directors or officers who at the time do not qualify as disinterested directors or officers may not be voted on the determination.

         (c) Authorization of indemnification or an obligation to indemnify and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if there are fewer than two disinterested directors or if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subparagraph (b)(2)(B) of this Section 5 to select special legal counsel.

         SECTION 6. SHAREHOLDER APPROVED INDEMNIFICATION.

         (a) If authorized by the Articles of Incorporation, a bylaw, contract or resolution approved or ratified by the shareholders of the Corporation by a majority of the votes entitled to be cast, the Corporation shall indemnify or obligate itself to indemnify a director made a party to a proceeding including a proceeding brought by or in the right of the Corporation, without regard to the limitations in other Sections of this Article VIII, but shares owned or voted under the control of a director who at the time does not qualify as a disinterested director with respect to any existing or threatened proceeding that would be covered by the authorization may not be voted on the authorization.

         (b)      The Corporation shall not indemnify an individual under this
                  Section 6 for any liability incurred in a proceeding in which such individual is adjudged liable to the Corporation or is subjected to injunctive relief in favor of the Corporation:

                  (1) For any appropriation, in violation of his or her duties, of any business opportunity of the Corporation;

                  (2) For acts or omissions which involve intentional misconduct or a knowing violation of law;

                  (3) For the types of liability set forth in O.C.G.A. ss. 14-2-832; or

                  (4) For any transaction from which he received an improper personal benefit.

         (c) Where approved or authorized in the manner described in subsection (a) of this Section 6, the Corporation may advance or reimburse expenses incurred in advance of final disposition of the proceeding only if:

                  (1) The director furnishes to the Corporation a written affirmation of his good faith belief that his conduct does not constitute behavior of the kind described in subsection (b) of this Section 6; and

                  (2) The director furnishes to the Corporation a written undertaking, executed personally or on his behalf, to repay any advances if it is ultimately determined that he is not entitled to indemnification under this
                           Section 6 of this Article VIII.

         SECTION 7. INDEMNIFICATION OF OFFICERS, EMPLOYEES AND AGENTS.

         (a)      The Corporation may indemnify and advance expenses under this
                  Section 7 to an officer of the Corporation who is a party to a proceeding because he or she is an officer of the Corporation provided, however, that regardless of the result or absence of any such determination, to the extent that such individual has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she is or was an officer, the Corporation shall indemnify such individual against reasonable expenses incurred by him or her in connection therewith:

                  (1)      To the same extent as a director; and

                  (2) If he or she is not a director, to such further extent as may be provided by the Articles of Incorporation, the Bylaws, a resolution of the Board of Directors, or contract except for liability arising out of conduct that constitutes:

                           (A) Appropriation, in violation of his or her duties, of any business opportunity of the Corporation;

                           (B) Acts or omissions which involve intentional misconduct or a knowing violation of law;

                           (C)      The types of liability set for in
                                    O.C.G.A. ss.14-2-832; or

                           (D)      Receipt of an improper personal benefit.

         (b)      The provisions of paragraph (2) of subsection (a) of this
                  Section 7 shall apply to an officer who is also a director if the sole basis on which he or she is made a party to the proceeding is an act or omission solely as an officer.

         (c) The Corporation may also indemnify and advance expenses to an employee or agent of the Corporation who is not a director or officer to the same extent, consistent with public policy, that may be provided by the Articles of Incorporation, these Bylaws, general or specific action of the Board of Directors, or contract.

         SECTION 8. NOTICE. If the Corporation indemnifies or advances expenses to a director under any of O.C.G.A. ss. 14-2-851 through ss. 14-2-854 (or any equivalent provision of these Bylaws) in connections with a proceeding by or in the right of the Corporation, the Corporation shall, to the extent required by O.C.G.A. ss. 14-2-1621 or any other applicable provision thereof, report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting.

         SECTION 9. SECURITY. The Corporation may designate certain of its assets as collateral, provide self-insurance, establish one or more indemnification trusts, or otherwise secure or facilitate its ability to meet its obligations under this Article VIII, or under any indemnification agreement or plan of indemnification adopted and entered into in accordance with the provisions of this Article VIII, as the Board of Directors deems appropriate.

         SECTION 10. AMENDMENT. Any amendment to this Article VIII that limits or otherwise adversely affects the right of indemnification, advancement of expenses, or other rights of any indemnified person hereunder shall, as to such indemnified person, apply only to proceedings based on actions, events, or omissions (collectively, "Post Amendment Events") occurring after such amendment and after delivery of notice of such amendment to the indemnified person so affected. Any indemnified person shall, as to any proceeding based on actions, events, or omissions occurring prior to the date of receipt of such notice, be entitled to the right of indemnification, advancement of expenses, and other rights under this Article VIII to the same extent as if such provisions had continued as part of the bylaws of the Corporation without such amendment. This
Section 10 cannot be altered, amended, or repealed in a manner effective as to any indemnified person (except as to Post Amendment Events) without the prior written consent of such indemnified person.

         SECTION 11. INSURANCE. The Corporation may purchase and maintain insurance on behalf of an individual who is a director, officer, employee, or agent of the Corporation or who, while a director, officer, employee, or agent of the Corporation, serves at the Corporation's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other entity against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify or advance expenses to him or her against the same liability under this Article VIII.

         SECTION 12. NOT EXCLUSIVE OF OTHER RIGHTS. The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights, in respect of indemnification or otherwise, to which those seeking indemnification may be entitled apart from the provisions of this Article VIII and shall apply both as to actions by a director, officer, employee or agent in his or her official capacity and as to actions in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 13. SEVERABILITY. In the event that any of the provisions of
Article VIII is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions of this Article VIII shall remain enforceable to the fullest extent permitted by law.

                                   ARTICLE IX.

                                EMERGENCY POWERS

         SECTION 1. POWER TO ADOPT. Unless the Articles of Incorporation provide otherwise, the Board of Directors may adopt bylaws to be effective only in an emergency, which bylaws shall be subject to amendment or repeal by the Shareholders. An emergency exists for purposes of this Section if a quorum of the Directors cannot readily be assembled because of some catastrophic event. The emergency bylaws may make any provision that may be practical and necessary for the circumstances of the emergency.

         SECTION 2. LINES OF SUCCESSION OF OFFICERS OR AGENTS. The Board of Directors, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties.

         SECTION 3. CHANGE OF OFFICE. The Board of Directors, either before or during any such emergency, may, effective in the emergency, change the head office or designate several alternative head offices or regional offices, or authorize the officers so to do.

         SECTION 4. EFFECT OF BYLAWS. To the extent not inconsistent with any emergency bylaws so adopted, these Bylaws shall remain in effect during any such emergency and, upon its termination, the emergency bylaws shall cease to be operative.

         SECTION 5. NOTICES. Unless otherwise provided in emergency bylaws, notice of any meeting of the Board of Directors during any such emergency may be given only to such of the Directors as it may be feasible to reach at the time, and by such means as may be feasible at the time, including publication, radio or television.

         SECTION 6. QUORUM. To the extent required to constitute a quorum at any meeting of the Board of Directors during any such emergency, the officers of the Corporation who are present shall, unless otherwise provided in the emergency bylaws, be deemed, in order of rank and within the same rank and order of seniority, Directors for such meeting.

         SECTION 7. LIABILITY. Corporate action taken in good faith in accordance with the emergency bylaws binds the Corporation and may not be used to impose liability on a corporate director, officer, employee or agent.

                                   ARTICLE X.

                               GENERAL PROVISIONS

         SECTION 1. FISCAL YEAR. The Board of Directors is authorized to fix the fiscal year of the Corporation and to change the fiscal year of the Corporation from time to time as it deems appropriate provided such change is not in violation of any provision of the Internal Revenue Code of 1986, as amended, or in violation of any applicable state statute.

         SECTION 2. CORPORATE SEAL. The seal of the Corporation shall be in the following form, to-wit:


         The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. In the event it is inconvenient to use such a seal at any time, the signature of an officer of the Corporation followed by the word "Seal" enclosed in parentheses shall be deemed the seal of the Corporation.

         SECTION 3. ANNUAL STATEMENTS. Not later than four (4) months after the close of each fiscal year, and in any case prior to the next annual meeting of Shareholders, the Corporation shall prepare:

         (a) A balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year, and

         (b) A profit and loss statement showing the results of its operations during its fiscal year.

     SECTION 4. INSPECTION OF BOOKS AND RECORDS. The inspection rights of Shareholders owning two percent (2%) or less of the shares outstanding of the Corporation are limited as provided under O.C.G.A. ss. 14-2-1602(e), as follows: unless consented to in writing by Board of Directors, in its sole discretion, such Shareholders have no right to inspect the following books and records of the Corporation:

         (a) Excerpts from Minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of actions taken by the Shareholders or Board of

                  Directors without a meeting, to the extent not subject to inspection under subsection ss. 14-2-1602(a) of the Code;

         (b)      Accounting records of the Corporation; and

         (c)      The record of Shareholders.

         SECTION 5. CONFLICT WITH ARTICLES OF INCORPORATION. In the event that any provision of these Bylaws conflicts with any provision of the Articles of Incorporation, the Articles of Incorporation shall govern.

         SECTION 6. DIVIDENDS. Subject to limitations imposed by Georgia statutes, distributions to the Shareholders may be declared at such time or times, and in such amounts as the Board of Directors shall from time to time determine.

         SECTION 7. ADOPTION OF AMENDMENTS TO INCENTIVE STOCK OPTION PLANS. In addition to the rights of the Board of Directors to approve the adoption of amendments to any incentive stock option plans of the Corporation which qualify under Section 422A of the Internal Revenue Code of 1986, as amended, the Shareholders of the Corporation may approve any such amendment by written consent of the Shareholders which is signed by Shareholders having voting power to cast not less than the minimum number of votes that would be necessary to authorize such action, as provided in and subject to the provisions of Section 14-2-704, as amended, of the Code.

                                   ARTICLE XI.

                                   AMENDMENTS

         Except as otherwise provided in these Bylaws, the Board of Directors shall have power to alter, amend or repeal these Bylaws or adopt new Bylaws by majority vote of all of the Directors, but any Bylaws adopted by the Board of Directors may be altered, amended or repealed, and new Bylaws adopted, by the Shareholders by majority vote of all of the shares having voting power. The Shareholders may prescribe by expressing in the action they take in adopting any Bylaw or Bylaws that the Bylaw or Bylaws so adopted shall not be altered, amended or repealed by the Board of Directors.

                               TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
ARTICLE I.   Offices..........................................................................................1
         Section 1. Registered Office.........................................................................1
         Section 2. Other Offices.............................................................................1

ARTICLE II.   Meetings of Shareholders........................................................................1
         Section 1. Place of Meeting..........................................................................1
         Section 2. Annual Meetings...........................................................................1
         Section 3. Special Meetings..........................................................................1
         Section 4. Notice of Meetings........................................................................2
         Section 5. Waiver of Notice..........................................................................2
         Section 6. Voting Group..............................................................................2
         Section 7. Quorum....................................................................................2
         Section 8. Voting....................................................................................3
         Section 9. Action of Shareholders Without a Meeting..................................................3
         Section 10. Removal of Directors.....................................................................4
         Section 11. Record Date..............................................................................4

ARTICLE III.   Board of Directors.............................................................................4
         Section 1. General Powers............................................................................4
         Section 2. Number and Election.......................................................................4
         Section 3. Term of Office............................................................................4
         Section 4. Vacancy...................................................................................5
         Section 5. Meetings of the Board of Directors........................................................5
         Section 6. Notice of Meetings........................................................................5
         Section 7. Waiver of Notice..........................................................................5
         Section 8. Place of Meetings.........................................................................6
         Section 9. Participation by Communication............................................................6
         Section 10. Quorum...................................................................................6
         Section 11. Voting...................................................................................6
         Section 12. Action Without a Meeting.................................................................6
         Section 13. Compensation of Directors................................................................6
         Section 14. Specific Powers of Directors.............................................................6

ARTICLE IV.   Committees......................................................................................7
         Section 1. Appointing Committees.....................................................................7
         Section 2. Powers of Committees......................................................................7
         Section 3. Committee Meetings, Quorum and Voting.....................................................7
         Section 4. Removal from Committees...................................................................7
         Section 5. Executive Committee.......................................................................8
         Section 6. Compensation Committee....................................................................8
         Section 7. Audit Committee...........................................................................9


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


ARTICLE V.   Officers.........................................................................................9
         Section 1. Number....................................................................................9
         Section 2. Election and Term........................................................................10
         Section 3. Salaries.................................................................................10
         Section 4. Chairman of the Board....................................................................10
         Section 5. President................................................................................10
         Section 6. Vice President...........................................................................11
         Section 7. Secretary................................................................................11
         Section 8. Treasurer................................................................................11
         Section 9. Duties of Officers May Be Delegated......................................................12

ARTICLE VI.   Contracts, Checks, Drafts, Bank Accounts and Documents.........................................12
         Section 1. Execution of Contracts and Documents.....................................................12
         Section 2. Loans....................................................................................12
         Section 3. Checks and Drafts........................................................................12
         Section 4. Deposits.................................................................................13
         Section 5. Proxies..................................................................................13
         Section 6. Conflicting Interest Transactions of Directors or Officers...............................13

ARTICLE VII.   Share Certificates............................................................................13
         Section 1. Authorization and Issuance of Shares.....................................................13
         Section 2. Share Certificates.......................................................................13
         Section 3. Record of Shareholders...................................................................14
         Section 4. Lost Certificates........................................................................14
         Section 5. Transfers of Stock.......................................................................14
         Section 6. Registered Shareholders..................................................................14
         Section 7. Fractional Shares or Scrip...............................................................14

ARTICLE VIII.   Indemnification..............................................................................15
         Section 1. Definitions..............................................................................15
         Section 2. Authority to Indemnify...................................................................16
         Section 3. Advance for Expenses.....................................................................17
         Section 4. Court-Ordered Indemnification and Advances for Expenses..................................18
         Section 5. Determination and Authorization of Indemnification.......................................18
         Section 6. Shareholder Approved Indemnification.....................................................19
         Section 7. Indemnification of Officers, Employees and Agents........................................20
         Section 8. Notice...................................................................................21
         Section 9. Security.................................................................................21
         Section 10. Amendment...............................................................................21
         Section 11. Insurance...............................................................................21
         Section 12. Not Exclusive of Other Rights...........................................................21
         Section 13. Severability............................................................................22

ARTICLE IX.   Emergency Powers...............................................................................22
         Section 1. Power to Adopt...........................................................................22
         Section 2. Lines of Succession of Officers or Agents................................................22


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


         Section 3. Change of Office.........................................................................22
         Section 4. Effect of Bylaws.........................................................................22
         Section 5. Notices..................................................................................22
         Section 6. Quorum...................................................................................22
         Section 7. Liability................................................................................22

ARTICLE X.   General Provisions..............................................................................23
         Section 1. Fiscal Year..............................................................................23
         Section 2. Corporate Seal...........................................................................23
         Section 3. Annual Statements........................................................................23
         Section 4. Inspection of Books and Records..........................................................23
         Section 5. Conflict with Articles of Incorporation..................................................24
         Section 6. Dividends................................................................................24
         Section 7. Adoption of Amendments to Incentive Stock Option Plans...................................24

ARTICLE XI.   Amendments.....................................................................................24


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